SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
SUBSEQUENT EVENTS

25.	SUBSEQUENT EVENTS

25.1	Appointment of Chief Financial Officer and Corporate Secretary

On January 1, 2025, the Company announced the appointment of Andrew Marchington as Chief Financial Office and Corporate Secretary.

25.2	Appointment of Chief Strategy Officer

On January 31, 2025, the Company appointed Josh Rosen as Chief Strategy Officer. The Company granted 2,000,000 stock options to Mr. Rosen at an exercise price of CAD$0.87 per share for a period of four years.

25.3	Conversion of the Remaining July Convertible Debentures

In January 2025, a Purchaser of the July Convertible Debentures converted an aggregate total of convertible debenture principal of $750,000 at CAD$0.24 per share into 4,505,625 subordinate voting shares. During April 2025, the remaining Purchasers of the July Convertible Debentures converted an aggregate total of convertible debenture principal of $3,300,000 at CAD$0.24 per share into 19,559,500 subordinate voting shares.

25.4	Granting of Restricted Stock Units

In January 2025, the Company settled a total of 1,234,375 restricted stock units into subordinate voting shares (see Note 14.2.1)

25.5	Credit Facility

On March 28, 2025, the Company announced the closing of a US$7,000,000 secured credit facility with a FDIC-insured commercial bank. The credit facility has a term of four years and bears interest at a rate equal to the greater of a) SOFR plus 4.9% and b) 9.0%. The facility amortizes over a six-year period and there are no prepayment penalties. Interest will be paid on a monthly basis. The obligations under the Credit Facility are secured by way of a general security agreement.